(Logo)
VISTA
Family of Mutual Funds

(Logo)
THE GROWTH FUND OF WASHINGTON

Semi-Annual Report
June 30, 1997

(Logo)
THE GROWTH FUND OF WASHINGTON

     Fund results in this letter were computed without a sales charge. Here are the total and average annual compound returns for the following periods ended June 30, 1997 on a $1,000 investment at the 4.75% maximum sales charge with all distributions reinvested: 10 years: +169.77%, or +10.43% a year; 5 years: +119.54%, or +17.03% a year; and 12 months:
+19.22%.  Sales charges are lower for accounts of $100,000 or more.

     THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. ALL INVESTMENTS ARE SUBJECT TO CERTAIN RISKS. FOR EXAMPLE, THOSE WHICH INCLUDE COMMON STOCKS ARE AFFECTED BY FLUCTUATING STOCK PRICES, SO YOU MAY GAIN OR LOSE MONEY BY INVESTING IN THE FUND. ACCORDINGLY, INVESTORS SHOULD MAINTAIN A LONG-TERM INVESTMENT PERSPECTIVE. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY-
 OTHER AGENCY, ENTITY OR PERSON

 Fellow Shareholders

     The Growth Fund of Washington continued its upward momentum during the first six months of 1997, with the tempo increasing during the second quarter. The Fund paid a 3-cent per share dividend on June 23 to shareholders of record at the opening of business on June 20. The Fund's net asset value rose to $23.20 on June 30, 1997 from $20.00 on December 31, 1996, an increase of 16.15% with the June dividend taken in shares. For the same period the total return of the unmanaged Standard & Poor's 500 Composite Index increased by 20.59%. At midyear, the weighted average price-earnings multiple for the Fund's holdings was 13.8 times 1998 estimated earnings, or 26.6% less than the S&P 500's multiple of 18.8 times.

     During this same six-month period, the financial markets have been focused on the strength of the economy and inflation. The Federal Reserve Board, at its March meeting, increased short term rates by 25 basis points as a preemptive measure to quell any inflation in the pipeline. The extraordinary focus on the latest economic news - be it inflation, unemployment or growth in GDP, has created greater volatility within the financial markets. There have been concerns preceding each meeting of the Federal Reserve that short term rates will be increased, but the Federal Reserve has not implemented rate increases at its subsequent May and July meetings.

     On June 30, 1997, The Growth Fund of Washington held securities of 28 companies diversified within 15 industry groups. The Fund's five largest holdings, representing 45.43% of net assets, were Federal Home Loan Mortgage Corp. (11.16%); Federal National Mortgage Association (10.38%); Lockheed Martin (9.32%); Washington Post (7.37%); and CSX Corporation (7.20%).

     Since the first of the year, five new companies were added to the Fund's portfolio: Seibels Bruce Group Inc., headquartered outside the immediate region, provides property and casualty insurance services through independent agents mainly in the Southeastern states; Student Loan Marketing Association, the DC-based government-sponsored enterprise currently undergoing a transformation, is the largest source of funding and servicing support for education loans; Telco Communications Group, a Chantilly, Virginia-based telecommunications company, is one of the largest providers of long distance services in the country; Trigon Healthcare Inc., based in Richmond, is Virginia's largest managed health care company, serving 1.9 million members; and UOL Publishing, Inc., a McLean, Virginia company, publishes interactive and Web-based courseware for the online, academic and corporate continuing education market. In addition, American Radio Systems Corporation now appears, due to its acquisition of EZ Communications which the Fund had owned. American Radio Systems is headquartered outside the area and is the fourth largest radio group in terms of revenue with interests in 29 AM and 64 FM stations nationwide.

     The Growth Fund of Washington eliminated the following five holdings during this period: DIGEX, DST Systems, InteliData Technologies,
Transaction Network Services, and U.S. Office Products.

     Prospects remain bright for the regional economy with a favorable outlook for job growth, especially in the private sector. The local economy mirrors the national economy with reasonable growth and inflation under control. Consolidation activity increased in the mid-Atlantic banking group in the first half of the year and your Fund has participated. On March 11, 1997, First Citizens Financial, a Fund holding, announced it was being acquired by Provident Bankshares for a premium to book value of 2.21 times. On July 21, 1997 First Union Corporation announced the acquisition of Signet Banking Corporation, also a Fund holding, for 3.5 times book value. Further consolidation in the banking industry is anticipated. In addition, strategic combinations in the telecommunications area also increased in this period. Again, your Fund is participating in this area of mergers and acquisitions as its holding of Telco Communications Group is in the process of being acquired.

     With the general market at historic highs, one can expect increased volatility and the possibility of lower prices. Your Fund's lower-than-average price-earnings ratio should provide some protection and we encourage you to maintain a long-term perspective toward your holdings.

     We welcome your comments, as always, and look forward to reporting to you again in six months.

Sincerely,


(Signatures)
James H. Lemon, Jr. Harry J. Lister
Chairman President

August 15, 1997



Investment Portfolio as of June 30, 1997 (Unaudited)

                                                                        Number
Industry                                                                  of           Market       Percent of
Group            Securities<F1>                                         Shares          Value       Net Assets


Aerospace        Lockheed Martin Corp.                                   48,563      $  5,029,306       9.32%
                 Bethesda-based defense/aerospace company,
                 that also designs and services communica-
                 tion and information systems.
Banking &        Capital One Financial Corp.                             31,000         1,170,250       2.17
Credit           Northern Virginia-based general purpose
                 credit card issuer, with $12.7 billion in
                 managed loans.

                 Crestar Financial Corp.                                 62,000         2,410,250       4.47
                 Richmond-based bank holding company
                 with approximately $22.9 billion in assets.

                 First Citizens Financial Corp.<F2>                      32,397         1,004,307       1.86
                 Montgomery and Frederick County-based
                 savings bank with about $700 million
                 in assets.

                 NationsBank Corporation                                 44,400         2,863,800       5.31
                 A multi-bank holding company with
                 operations in 16 states and Washington, DC
                 with $240 billion in assets.

                 Signet Banking Corp.                                    66,000         2,376,000       4.40
                 A multi-bank holding company with over
                 200 branches in Maryland, Virginia and
                 Washington, DC with about $12 billion
                 in assets.

                 TOTAL                                                                  9,824,607      18.21

Basic            Danaher Corp.                                           25,000         1,270,313       2.36
Industry &       Washington, DC-based manufacturer of
Manufacturing    hand tools, automotive & transportation
                 equipment, and process & environmental
                 controls.

Biotechnology    Human Genome Sciences, Inc.<F2>                         20,000          665,000        1.23
                 Rockville, Maryland-based company, a
                 leader in gene sequencing, with licensing
                 agreements with major pharmaceutical
                 companies for therapeutic and diagnostic
                 product development.


Computer         American Management Systems, Inc.<F2>                   34,000           909,500       1.68
Services &       Northern Virginia-based leading supplier of
Hardware         information technologies.

                 MICROS Systems, Inc.<F2>                                15,500           651,000       1.21
                 Maryland-based manufacturer and marketer
                 of systems and software for the hospitality
                 industry.

                 TOTAL                                                                  1,560,500       2.89

Electronics      Harman International Industries, Inc.                   15,750           663,469       1.23
                 Washington, DC-based specialty manu-
                 facturer of electronic and audio components.

Financial        Federal Home Loan Mortgage Corp.                       175,200         6,022,500      11.16
Services         Northern Virginia-based company which
                 purchases, securitizes and guarantees
                 mortgages.

                 Federal National Mortgage Association                  128,320         5,597,960      10.38
                 Washington, DC-based, it is the nation's
                 largest residential mortgage funding
                 operation through the secondary market.

                 Student Loan Marketing Association                       5,000           635,000       1.18
                 Washington, DC-based, the largest source
                 of funding and servicing of education loans.

                 TOTAL                                                                 12,255,460      22.72

Food &           Richfood Holdings, Inc.                                110,000         2,860,000       5.30
Food Services    Virginia-based wholesale supplier to
                 grocery retailers in the region.

Health Services  Trigon Healthcare, Inc.<F2>                             31,700           768,725       1.43
                 Richmond-based managed health care
                 company serving 1.9 million members.

Household        The Black & Decker Corp.                                10,000           371,875        .69
Products         Maryland-based maker of a wide range of
                 products sold to residential and commercial
                 markets in over 100 countries.

Insurance        Seibels Bruce Group, Inc.<F2>                           30,000           236,250        .44
                 Provides property and casualty insurance
                 through independent agents mainly to the
                 Southeastern states.

Publishing &     American Radio Systems Corporation,                     13,500           538,312       1.00
Communications   Class A<F2>
                 Owns and operates AM/FM radio stations
                 nationwide.

                 UOL Publishing, Inc.<F2>                                25,000           306,250        .57
                 McLean-based publisher of interactive and
                 Web-based courseware for online continuing
                 education.

                 The Washington Post Co., Class B                        10,000         3,980,000       7.37
                 Washington, DC-based company publishes
                 "The Washington Post" and "Newsweek;"
                 owns several TV stations and over 50 cable
                 TV systems.

                 TOTAL                                                                  4,824,562       8.94

Retail           Circuit City Stores, Inc.                               35,000         1,244,687       2.31
                 Richmond-based retailer of audio, video and
                 brand name consumer electronic products,
                 and has a presence in the used car market
                 through CarMax.

                 Giant Food, Inc., Class A                               53,800         1,755,225       3.25
                 Landover, Maryland-based company which
                 operates over 170 supermarkets and phar-
                 macies in the mid-Atlantic region including
                 Washington, DC.

                 TOTAL                                                                  2,999,912       5.56

Telecommuni-     Bell Atlantic Corp.                                     28,000         2,124,500       3.94
cations          Holding company for the mid-Atlantic
                 telephone companies serving a six-state
                 area and Washington, DC.

                 LCI International, Inc.<F2>                             30,000           656,250       1.22
                 Northern Virginia-based long-distance
                 carrier providing domestic and international
                 voice & data services.

                 MCI Communications Corp.                                45,000         1,722,656       3.19
                 Washington, DC-based company which is
                 the second largest telecommunications
                 service network in the United States.

                 Telco Communications Group<F2>                          15,000           487,500        .90
                 Chantilly, Virginia-based company which
                 is one of the largest long-distance carriers.

                 TOTAL                                                                  4,990,906       9.25

Transportation   CSX Corp.                                               70,000         3,885,000       7.20
                 Richmond-based holding company for
                 transportation and natural resources with
                 railroad, barge, trucking, pipeline, and
                 ocean shipping units.

                 Securities in initial period of acquisition                              611,875       1.13

                 TOTAL INVESTMENT SECURITIES
                 (cost: $17,507,976)                                                   52,817,760      97.90

                 Repurchase Agreements:
                    Donaldson, Lufkin & Jenrette Securities
                    Corporation                                                         1,500,000       2.78
                    5.05%, issued 6/30/97, $1,500,210
                    including interest, due 7/1/97 (collateral-
                    ized by $8,126,000 United States Treasury
                    Strip Interest, due 11/15/21)

                 Payables over cash and receivables                                     (370,465)       (.68)
                 NET ASSETS                                                           $53,947,295     100.00%

<F1> Securities listed are common stocks unless otherwise indicated.
<F2>Indicates security which has not paid dividends during the preceding twelve months.

See Notes to Financial Statements


Statement of Assets and Liabilities

as of June 30, 1997 (Unaudited)

Assets         Investment in securities,
                 at market (cost: $17,507,976)        $52,817,760
               Repurchase agreements,
                 (cost: $1,500,000)                     1,500,000
               Cash                                        11,556
               Dividends and interest receivable            2,060
               Receivable for Fund's shares sold           15,891
               Receivable for securities sold             127,496
               Other assets                                11,649  $54,486,412

Liabilities    Payable for adviser and management          32,270
               services Payable for distribution plan     44,530
               Payable for Fund's shares repurchased      298,680
               Payable for securities purchased           150,000
               Accounts payable and accrued expenses       13,637      539,117

Net Assets     Capital stock ($.01 par value,
                 2,325,546 shares outstanding,
                 25,000,000 authorized)                    23,255
               Paid-in capital                         16,947,564
               Undistributed investment income              7,814
               Undistributed realized capital gains     1,658,878
               Unrealized gains                        35,309,784  $53,947,295

               Net asset value per share                                $23.20

See Notes to Financial Statements


Statement of Operations

For the six-months ended June 30, 1997  (Unaudited)

Investment Income
               Income:
                 Dividends                            $   371,782
                 Interest                                  41,551  $   413,333

               Expenses:
                 Investment advisory fee                   93,271
                 Business management fee                   89,454
                 Distribution fee                          62,181
                 Transfer agency fee and expenses          37,198
                 Auditing and legal fees                   15,157
                 Custodian fee and expenses                22,338
                 Directors' fees                            4,400
                 Postage, stationery and supplies           2,748
                 Reports to shareholders                   8,035
                 Registration and prospectus expense        9,046
                 Other                                      1,121      344,949
                   Net investment income                                68,384

Realized and Unrealized Gain on Investments
               Net realized gain on equities,
                 identified cost basis                  1,659,445
               Net change in unrealized gain            5,901,893
                 Net realized and change in unrealized
                   gain on investments                               7,561,338

               Net increase in net assets resulting
                 from operations                                    $7,629,722

See Notes to Financial Statements


Statement of Changes in Net Assets

                                                    Six Months
                                                       Ended
                                                   June 30, 1997   Year Ended
                                                    (Unaudited)   Dec. 31, 1996
Increase in Net Assets

  Operations:
    Net investment income                         $     68,384   $   167,012
    Net realized gain on equity investments          1,659,445     1,829,459
    Net realized gain on option contracts                   _        45,648
    Net change in unrealized gain on investments     5,901,893     4,460,111
      Net increase in net assets resulting
        from operations                              7,629,722     6,502,230

  Dividends and Distributions Paid to Shareholders:
    Dividends from net investment income              (70,364)     (156,885)
    Distributions from net realized gains                   _   (1,874,144)
      Total                                           (70,364)   (2,031,029)

  Capital Stock Transactions:
    Net decrease in net assets resulting from
      capital stock transactions                   (2,413,523)   (1,066,834)
      Total increase in net assets                   5,145,835     3,404,367

  Net Assets:
    Beginning of period                             48,801,460    45,397,093
    End of period                                  $53,947,295   $48,801,460

See Notes to Financial Statements

Financial Highlights

For a share outstanding throughout the fiscal year

                                                       Six Months
                                                          Ended
                                                      June 30, 1997             For the year ended December 31,
                                                       (Unaudited)       1996      1995      1994      1993      1992

Net asset value, beginning of period                     $20.00         $18.19    $13.32    $15.37    $14.16
$12.34

Income from investment operations:
  Net investment income                                     .03            .07       .14       .18       .14       .14
Net realized and unrealized gain  (loss)
  on investments                                           3.20           2.60      5.72     (1.61)     1.63      2.03
  Total from investment operations                         3.23           2.67      5.86     (1.43)     1.77      2.17

Less Distributions:
  Dividends  (from net investment
    income)                                                (.03)          (.07)     (.14)    ( .18)     (.14)     (.13)
  Distributions  (from capital gains)                      -              (.79)     (.85)     (.44)     (.42)     (.22)
    Total distributions                                    (.03)          (.86)     (.99)     (.62)     (.56)     (.35)

Net asset value, end of period                           $23.20         $20.00    $18.19    $13.32    $15.37    $14.16

Total return<F1>                                          16.15%         14.65%    44.25%    (9.32%)   12.52%    17.72%

Ratios/supplemental data:
  Net assets, end of period
      (in thousands)                                     $53,947        $48,801   $45,397   $33,715   $39,990   $37,162
  Ratio of expenses to average
    net assets                                             1.38%<F2>      1.42%     1.46%     1.50%     1.55%     1.55%
  Ratio of net income to average
    net assets                                              .27%<F2>       .35%      .87%     1.20%      .87%     1.04%
  Average commissions paid<F3>                             6.22cents      6.96cents
  Portfolio turnover rate                                 17.70%<F2>     24.20%    25.65%    13.34%    13.52%    12.89%

<F1> Excludes maximum sales charge of 4.75% of the Fund's offering price.
<F2> Annualized
<F3> Brokerage commissions paid on portfolio transactions increase the cost of securities being purchased or reduce the proceeds of securities sold, and are not separately reflected in the Fund's Statement of Operations.  Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, are excluded.

See Notes to Financial Statements


Notes to Financial Statements

Note 1- Summary of Significant Accounting Policies

     The Growth Fund of Washington, Inc. (the "Fund") was incorporated in Maryland on May 24, 1985. The Fund is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end, diversified investment company. The Fund's objective is to provide for long-term growth of capital by investing primarily in securities of companies headquartered or having a major place of business in Washington, D.C., Maryland or Virginia. Washington Investment Advisers, Inc. is the Fund's investment adviser (the "Investment Adviser"). Washington Management Corporation is the Fund's business manager (the "Business Manager"). The Investment Adviser and the Business Manager are wholly owned subsidiaries of The Johnston-Lemon Group, Incorporated. Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., is the distributor of the Fund's shares.

     Security Valuation: Securities (except for short-term obligations) are valued at the last sales price on the exchange or national securities market on which the securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no reported transactions, are valued at the latest reliable quoted bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities for which reliable recent market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     Premiums received for covered call options written are deferred until the contract expires or is closed. Such premiums are valued at the last sales price of the option or, in the absence of a sale, the mean between the last reliable bid and ask price.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

     Pursuant to the custodian agreement, the Fund received credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $22,338 includes $4,700 that was paid by these credits rather than in cash.

     Federal Income Taxes: It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. Cost of securities for tax purposes is the same as for financial reporting purposes.

Note 2- Investment Adviser and Business Management Fees and Other
Transactions with Affiliates

     Pursuant to the Investment Advisory Agreement, the Investment Adviser receives a fee of 0.375% per annum on the Fund's net assets up to $100,000,000, decreasing to 0.35% on the net assets in excess of $100,000,000. The Business Management Agreement provides that the Business Manager receive a fee of 0.375% per annum on the Fund's first $40,000,000 of net assets, 0.30% on net assets in excess of $40,000,000 but not exceeding $100,000,000 and 0.25% on net assets in excess of $100,000,000. The fees are computed daily and paid monthly. The Fund pays all expenses not assumed by the Investment Adviser or Business Manager but will be reimbursed in equal parts out of fees paid to those parties to the extent certain of its expenses exceed applicable state limits. No such limits were exceeded during the six months ended June 30, 1997. Expenses paid by the Fund include custodian, stock transfer and dividend disbursing fees; accounting and recordkeeping expenses; Distribution Plan expenses; costs of designing, printing, and mailing reports, prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale, or repurchase of shares of the Fund (including federal registration and state fees); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationery and forms prepared exclusively for the Fund.

     Pursuant to a Distribution Plan, the Fund pays a fee at a maximum annual rate of 0.25% of the Fund's net assets. Payments under this plan are primarily intended to result in the sale and retention of Fund shares including, but not limited to, advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts, expenses of organizing and conducting sales seminars, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers whose customers purchase Fund shares.

     Johnston, Lemon & Co. Incorporated, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, earned $22,105 on its retail sales of shares of the Fund and Distribution Plan fee and received no brokerage commissions resulting from purchases and sales of securities for the investment account of the Fund. Sales charges are not an expense of the Fund and hence are not reflected in the accompanying Statement of Operations.

     All Officers and two Directors of the Fund are "affiliated persons" (as defined in the Act) of the Investment Adviser or Business Manager and received no remuneration from the Fund in such capacities.

Note 3 - Investment Transactions
     The Fund made purchases of investment securities, other than short-term securities, of $4,382,576 and sales of $6,348,027 during the six months ended June 30, 1997. Net unrealized gains at June 30, 1997 include unrealized gains of $35,347,284 and unrealized losses of $37,500.

     The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When a call option is written, the Fund receives a premium and becomes obligated to sell the underlying security at a fixed price, upon exercise of the option. The Fund segregates assets to cover its obligations under option contracts. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains or losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Note 4 - Capital Stock Transactions
             Transactions in capital stock were:


                                For the                  For the
                           Six Months Ended            Year Ended
                             June 30, 1997          December 31, 1996

   In shares:
Shares sold                       21,615                  108,114
Shares issued in rein-
   vestment of dividends           2,671                   92,912
Total shares issued               24,286                  201,026
Shares redeemed                (138,909)                (257,397)
Net decrease                   (114,623)                 (56,371)

   In dollars:
Shares sold                 $    456,049              $ 2,072,038
Shares issued in rein-
   vestment of dividends          62,942                1,861,005
Total shares issued              518,991                3,933,043
Shares redeemed              (2,932,514)              (4,999,877)
Net decrease                $(2,413,523)             $(1,066,834)

THE GROWTH FUND OF WASHINGTON
(logo)

Board of Directors

James H. Lemon, Jr.
Chairman
Chairman of the Board and
Chief Executive Officer,
The Johnston-Lemon Group, Incorporated

Harry J. Lister
President
President, Washington  Management Corporation

Cyrus A. Ansary
President, Investment Services International Company

T. Eugene Smith
President,
T. Eugene Smith Inc.

Leonard P. Steuart II
Vice President,
Steuart Investment Co.

Margita E. White
President, Association for Maximum Service Television Inc.


Officers

Stephen Hartwell
Executive Vice President
Chairman of the Board,
Washington Management Corporation

Howard L. Kitzmiller
Senior Vice President,
Secretary and Treasurer
Senior Vice President,
Secretary and Assistant
Treasurer, Washington Management Corporation

Prabha S. Carpenter
Vice President
Vice President, Washington Investment Advisers, Inc.

Lois A. Erhard
Vice President
Vice President, Washington Management Corporation

Michael W. Stockton
Assistant Vice President, Assistant Secretary, and Assistant Treasurer
Assistant Vice President
and Assistant Treasurer,
Washington Management Corporation

J. Lanier Frank
Assistant Vice President
Assistant Vice President,
Washington ManagementCorporation

(Logo)
Vista
Family of Mutual Funds

Vista Service Center
P.O. Box 419392
Kansas City, MO 64141-6392
1-800-34-VISTA

Office of the Fund and Business Manager
Washington Management Corporation
1101 Vermont Avenue, NW
Washington, DC 20005
(202) 842-5665

Investment Adviser
Washington Investment Advisers, Inc.

Custodian
The Chase Manhattan Bank

Transfer Agent
DST Systems, Inc.

Distributor
Vista Fund Distributors, Inc.

Independent Accountants
Johnson Lambert & Co.

Counsel
Dechert Price & Rhoads

This report is for the information of the shareholders of The Growth Fund of Washington, Inc., but it may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 1997, this report must also be accompanied by the Fund's most recent calendar quarter statistical update.

Vista Fund Distributors, Inc., is unaffiliated with the Fund's Business Manager or Investment Adviser.

GFW-3

The Growth Fund of Washington, Inc.
1101 Vermont Avenue, NW
Washington, DC 20005